UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     September 30, 2005 (September 22, 2005)
                Date of Report (Date of earliest event reported)

                         Baron Capital Properties, L.P.
              Exact name of registrant as specified in its charter

        Delaware                  333-35063-01                 31-1584691
State or other jurisdiction   Commission File Number          IRS Employer
     of incorporation                                      Identification No.

                         Baron Capital Properties, L.P.
                           3570 U.S. Highway 98 North
                             Lakeland, Florida 33809
                Address of principal executive offices, zip code

                                 (407) 688-7362
                         Registrant's telephone number,
                               including area code


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

      On December 21, 2004, Baron Capital Trust (the "Trust") and its operating partnership of which it is the general partner, Baron Capital Properties, L.P. (the "Operating Partnership") (collectively, the "Company"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code ("Bankruptcy Code"), in the United States Bankruptcy Court for the Middle District of Florida ("U.S. Bankruptcy Court" or "Court") (Case Nos. 04-24463-8P1 and 04-24465-8P1). The reorganization cases are jointly administered under the caption "In re Baron Capital Properties, et al., Case No. 04-24463-8P1." The Honorable Alexander L. Paskay has been assigned to the cases. The Company has continued to operate its business as a "debtor-in-possession" under the jurisdiction of the U.S. Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the U.S. Bankruptcy Court. Numerous corporate and limited partnership subsidiaries of the Trust and the Operating Partnership, which own direct and indirect equity and debt interests in residential apartment properties, are not included in the bankruptcy petition filings reported in this Report and have continued their normal course of operations.

      On September 22, 2005, the U.S. Bankruptcy Court entered an order (the "Confirmation Order") confirming the Debtors' First Amended Joint Plan of Reorganization of Baron Capital Trust and its affiliated business, Baron Capital Properties, L.P., dated July 25, 2005 (the "Plan"). The Confirmation Order was entered after the Plan was approved by 100% of the members of the impaired classes that voted on the Plan.

      The following is a summary of certain material provisions of the Plan. The summary does not purport to be complete and is qualified in its entirety by references to the provisions of the Plan, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference.

      The Plan provides for the following, among other things:

      1. All assets of the Trust and the Operating Partnership will be liquidated through a liquidating trust ("Liquidating Trust"). Jerome S. Rydell, the present President and Chief Executive Officer of the Trust and the Operating Partnership, will serve as the liquidating trustee ("Liquidating Trustee"). The Liquidating Trust will be supervised by the former independent trustees of the Trust in the event of conflicts between the Liquidating Trust and the Liquidating Trustee. The Liquidating Trust Agreement was filed with the U.S. Bankruptcy Court.

      2. All administrative claims will be paid in full.

      3. All general unsecured claims against the Company will be paid in full without interest. Other unsecured claims against the Company consisting of various loans which are due payments on promissory notes will be paid in full but with interest in an amount that is less than the amount provided for in the promissory notes.

      4. Certain rights of a small group of limited partners of certain limited partnerships controlled by the Operating Partnership will be eliminated. These limited partners hold limited partnership interests in certain limited partnerships that owned equity and debt interests in residential apartment properties and were the subject of a


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registered exchange offering made by the Operating Partnership. In the exchange offering, all limited partners in such limited partnerships were given the opportunity to transfer their limited partnership interests in such limited partnerships to the Operating Partnership in exchange for units of limited partnership in the Operating Partnership. A small group of limited partners, however, declined to so exchange their limited partnership interests and instead remained limited partners in such limited partnerships. In the exchange offering, the Operating Partnership acquired less than all, but at least 90% of the units of limited partnership interest in those limited partnerships. State securities regulators of certain states required that such non-participating limited partners be entitled to retain certain rights in their respective limited partnerships following the completion of the exchange offering, such as the requirement that the approval of at least a majority of such non-participating limited partners by interest be obtained prior to the sale of assets of the respective partnerships, the termination of the partnerships, the dissolution of the partnerships, and the appointment of a liquidating trustee for each of the partnerships. Such rights have been eliminated pursuant to the Plan in order to facilitate the liquidation of the interests of the Operating Partnership in all its limited partnership subsidiaries.

      5. All 1,023,240 shares of beneficial interest in the Trust ("Trust Shares") owned by 479 shareholders and all 2,281,443 units of limited partnership interest in the Operating Partnership ("OP Units") owned by 788 unitholders will be cancelled. Each Trust shareholder and Operating Partnership unitholder will receive a total number of beneficial interests in the Liquidating Trust ("Liquidating Trust Interests") equal to the number of Trust Shares or OP Units held. Each holder of Liquidating Trust Interests will receive a pro rata distribution (based on the number of outstanding Liquidating Trust Interests of each holder in relation to the total number of Liquidating Trust Interests owned by all holders) of all net proceeds from the liquidation of the assets of the Company (consisting primarily of all or substantially all of the limited partnership interests in limited partnerships which own equity or debt interests in residential apartment properties) after the payment of all superior claims and expenses incurred by the Liquidating Trustee. Following the completion of the liquidation and distributions to the holders of Liquidating Trust Interests, all such interests will be extinguished.

      Information as to the assets and liabilities of the Company as of June 30, 2005 is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number    Exhibit Description
--------------    --------------------------------------------------------------
1.03.1            Debtors' First Amended Joint Plan of Reorganization of Baron
                  Capital Trust and Baron Capital Properties, L.P., dated July
                  25, 2005

1.03.2 Order Confirming Chapter 11 Amended Plan of Reorganization and Other Matters dated September 22, 2005.

99.1 Consolidated Balance Sheets of Baron Capital Trust and Baron Capital Properties, L.P. as of June 30, 2005 (unaudited)


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REGISTRANT:

                                    BARON CAPITAL PROPERTIES, L.P.
                                    By Baron Capital Trust, its General Partner


Date: September 30, 2005            By:    /s/ J. Stephen Miller
                                        ---------------------------------------
                                               J. Stephen Miller
                                               Its Vice President


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